UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2012 (October 31, 2012)

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001

(Address of principal executive offices)
(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On October 31, 2012, 7900 Hampton Blvd, LLC, a 90% owned subsidiary of Behringer Harvard Opportunity REIT II, Inc. (which may be referred to as “we”, “our”, or “us”), sold a 560-unit multifamily community located in North Lauderdale, Florida (“Parrot’s Landing”), to an unaffiliated third party.

We acquired Parrot’s Landing on September 17, 2010, for a contract purchase price of $42 million plus closing costs.  The contract sale price for Parrot’s Landing was approximately $56.3 million, excluding transaction costs.  A portion of the proceeds from the sale of the asset were used to pay off in full the existing indebtedness of $28.6 million secured by the property.  We expect to receive proceeds from the sale of approximately $18.5 million, which we expect to use to make additional investments.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information

On October 31, 2012, 7900 Hampton Blvd, LLC, a 90% owned subsidiary, sold the Parrot’s Landing for a contract sale price of $56.3 million, excluding transaction costs.  A portion of the proceeds from the sale were used to fully satisfy the existing indebtedness of $28.6 million associated with the property.

The following unaudited pro forma consolidated financial information gives effect to the disposition of the Parrot’s Landing.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2012

(in thousands, except shares)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the Parrot’s Landing as of June 30, 2012.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2012.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on June 30, 2012, nor does it purport to represent our future financial position.

	June 30, 2012	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	June 30, 2012

Assets
Real Estate
Land and land improvements, net	$88,494	$(12,103)	$76,391
Buildings and building improvements, net	227,572	(25,968)	201,604
Real estate under development	724	—	724
Total real estate	316,790	(38,071)	278,719

Cash and cash equivalents	69,254	22,827	92,081
Restricted cash	6,155	—	6,155
Accounts receivable, net	2,612	—	2,612
Receivable from related party	3,180	—	3,180
Prepaid expenses and other assets	2,217	—	2,217
Furniture, fixtures and equipment, net	6,930	(505)	6,425
Deferred financing fees, net	3,781	(458)	3,323
Lease intangibles, net	6,340	—	6,340
Total assets	$417,259	$(16,207)	$401,052

Liabilities and Equity
Notes payable	$223,198	$(28,764)	$194,434
Accounts payable	2,953	—	2,953
Acquired below-market leases, net	1,192	—	1,192
Accrued and other liabilities	8,290	(8)	8,282
Total liabilities	235,633	(28,772)	206,861

Commitments and contingencies

Equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 outstanding	—	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 26,074,407 shares issued and outstanding	3	—	3
Additional paid-in capital	233,400	—	233,400
Accumulated distributions and net loss	(60,581)	13,629	(46,952)
Accumulated other comprehensive income	(272)	—	(272)
Total Behringer Harvard Opportunity REIT II, Inc. equity	172,550	13,629	186,179
Noncontrolling interest	9,076	(1,064)	8,012
Total equity	181,626	12,565	194,191
Total liabilities and equity	$417,259	$(16,207)	$401,052

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June, 30, 2012

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Parrot’s Landing as of January 1, 2011.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2012.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2011 nor does it purport to represent our future operations.

	Six Months Ended June 30, 2012 as Reported	Pro Forma Adjustments	Pro Forma Six Months
	(a)	(b)	Ended June 30, 2012

Revenues
Rental revenue	$19,934	$(3,334)	$16,600
Hotel revenue	4,907	—	4,907
Interest income from real estate loan receivable	—	—	—
Total revenues	24,841	(3,334)	21,507

Expenses
Property operating expenses	12,089	(1,176)	10,913
Interest expense	5,405	(661)	4,744
Real estate taxes	2,917	(544)	2,373
Property management fees	928	(123)	805
Asset management fees	1,670	(21)	1,649
General and administrative	1,391	—	1,391
Acquisition expense	729	—	729
Depreciation and amortization	8,492	(677)	7,815
Total expenses	33,621	(3,202)	30,419

Interest income, net	75	—	75
Other income	80	—	80
Loss from continuing operations before income taxes and equity in losses’ of unconsolidated joint ventures	(8,625)	(132)	(8,757)
Equity in losses of unconsolidated joint ventures	—	—	—
Loss from continuing operations	(8,625)	(132)	(8,757)

Income from discontinued operations	8,001	—	8,001

Net loss	(624)	(132)	(756)

Noncontrolling interest in continuing operations	757	—	757
Noncontrolling interest in discontinued operations	(800)	—	(800)
Net income attributable to the noncontrolling interest	(43)	—	(43)

Net loss attributable to the Company	$(667)	$(132)	$(799)

Weighted average shares outstanding:
Basic and diluted	25,908		25,908

Net loss per share:
Basic and diluted loss per share	$(0.02)		$(0.03)

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December, 31, 2011

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Parrot’s Landing as of January 1, 2011.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2011.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2011 nor does it purport to represent our future operations.

	Year Ended December 31, 2011 as Reported	Pro Forma Adjustments	Pro Forma Year Ended December 31,
	(a)	(b)	2011

Revenues
Rental revenue	$30,519	$(5,863)	$24,656
Hotel revenue	6,564	—	6,564
Interest income from real estate loans receivable	2,931	—	2,931
Total revenues	40,014	(5,863)	34,151

Expenses
Property operating expenses	19,023	(2,105)	16,918
Interest expense	8,397	(1,342)	7,055
Real estate taxes	4,448	(1,082)	3,366
Property management fees	1,325	(237)	1,088
Asset management fees	2,981	(42)	2,939
General and administrative	2,322	—	2,322
Acquisition expense	4,110	—	4,110
Depreciation and amortization	13,889	(2,074)	11,815
Total expenses	56,495	(6,882)	49,613

Interest income, net	136	—	136

Other income	504	—	504
Income (loss) from continuing operations before equity in earnings of unconsolidated joint ventures	(15,841)	1,019	(14,822)
Equity in earnings of unconsolidated joint ventures	2,681	—	2,681
Income (loss) from continuing operations	(13,160)	1,019	(12,141)
Income from discontinued operations	4,527	—	4,527
Net income (loss)	(8,633)	1,019	(7,614)
Noncontrolling interest in continuing operations	1,730	—	1,730
Noncontrolling interest in discontinued operations	(848)	(102)	(950)
Net (income) loss attributable to the noncontrolling interest	882	(102)	780
Net income (loss) attributable to the Company	$(7,751)	$917	$(6,834)

Weighted average shares outstanding:
Basic and diluted	24,039		24,039

Loss per share:
Basic and diluted loss per share	$(0.32)		$(0.28)

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.              Reflects our historical balance sheet as of June 30, 2012.

b.              Reflects our disposition of Parrot’s Landing on October 31, 2012.  Amounts represent the necessary adjustments to remove the assets and liabilities sold to the buyer as a result of the disposition.

Unaudited Pro Forma Consolidated Statement of Operations for Six Months Ended June 30, 2012

a.              Reflects our historical operations for the six months ended June 30, 2012.

b.              Reflects the historical revenues and expenses of Parrot’s Landing, including property management fees, asset management fees, depreciation and amortization associated with the property.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2011

a.              Reflects our historical operations for the year ended December 31, 2011.

b.              Reflects the historical revenues and expenses of Parrot’s Landing, including property management fees, asset management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: November 6, 2012	By:	/s/ Andrew J. Bruce
Andrew J. Bruce
Chief Financial Officer